UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 4888

Dreyfus Short-Intermediate Government Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Short-Intermediate Government Fund

ANNUAL REPORT November 30, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Proxy Results
29	Information About the Review and Approval of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2008, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun in the United States and worldwide. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion. As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained-but-moderate global expansion in 2010.

The recovering U.S. economy has so far had a salutary impact on most sectors of the U.S. bond market. Risk premiums have subsided, and yield differences have steepened along the market’s maturity range. However, for much of the past year, lower-quality securities have led the markets’ advance as investors sought bargains in the wake of economic and market turbulence, and U.S. government securities have lagged. Only recently have we seen evidence that investors are focusing more intently on longer term fundamentals, suggesting to us that market leadership in 2010 may shift.As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through November 30, 2009, as provided by Laurie Carroll, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2009, Dreyfus Short-Intermediate Government Fund achieved a total return of 4.01%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 2.17%.2

U.S. government securities generally underperformed riskier bond market sectors as issuance volumes increased and an economic recovery shifted investors’ attention away from traditional safe havens. The fund produced a higher return than that of its Index, primarily due to its focus on U.S. government agency debentures and mortgage-backed securities, including pass-through securities and collateralized mortgage obligations.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Government Securities Lagged in Bond Market Rally

The reporting period began in the midst of a global banking crisis and deep recession that produced steep declines among higher yielding bonds, including mortgage-backed, asset-backed and corporate securities. In contrast, U.S. Treasury securities and, to a lesser extent, U.S. government agency securities rallied amid a “flight to quality.”

The Federal Reserve Board (the “Fed”) and U.S. government responded aggressively to the downturn. Government officials rescued a number of struggling corporations, and Congress followed up with the $787 billion American Recovery and Reinvestment Act of 2009. The Fed injected massive amounts of liquidity into the banking system and purchased mortgage- and asset-backed debt through programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, by the end of 2008, the Fed completed a series of interest-rate reductions by cutting its target for the overnight federal funds rate to an all-time low range of between 0% and 0.25%.

Investor sentiment began to improve in March 2009 as it became clearer that these measures gained traction. Investors capitalized on attractive valuations, sparking sustained rallies among high yield bonds, investment-grade corporate bonds and certain commercial mortgage-backed securities. Residential mortgage-backed securities also rebounded, in part due to massive purchases by the Fed. Conversely, U.S. Treasury securities gave back some of their earlier gains as investors turned to higher yielding fixed-income investments.

In addition, the U.S. government securities market was influenced by a flood of new supply as the U.S.Treasury boosted borrowing activity to fund economic stimulus and liquidity programs. Although demand remained robust from investors seeking traditional safe havens, rising issuance volumes put pressure on prices of U.S.Treasury securities and U.S. government agency securities over the reporting period’s second half.

Security Selection Strategy Supported Relative Performance

Because U.S. Treasury securities began the reporting period with low yields in the midst of the credit crisis and recession, we focused on debentures and mortgage-backed securities from U.S.government agen-

cies, including mortgage agencies Fannie Mae and Freddie Mac, which were effectively nationalized over the summer of 2008.These positions gained value when the U.S. Department of the Treasury stepped up its repurchases of mortgage-backed securities as part of its efforts to restore liquidity to frozen credit markets. The fund’s investments in agency-issued mortgage-backed securities included both pass-through securities and more complex collateralized mortgage obligations.

Our interest rate strategies also added a degree of value to the fund’s relative performance.An emphasis on securities with maturities in the two-year range enabled the fund to benefit over time from relatively wide yield differences toward the short end of the market’s maturity spectrum.

Positioned for a New Economic Cycle

As of the reporting period’s end, the U.S. economy has continued to recover slowly and unevenly. Although manufacturing activity has increased and the housing market appears to have bottomed, the unemployment rate and job losses have remained stubbornly high. In addition, the U.S. government appears to be unwinding some of the liquidity programs it established during the credit crisis.Therefore, we recently have reduced the fund’s average duration in anticipation of higher short-term interest rates at some point down the road. Although we have not yet done so, we also are prepared to reduce the fund’s emphasis on U.S. government agency securities in favor of U.S. Treasury securities as a subpar recovery gradually moves the economy to the next phase of its cycle.

December 15, 2009

1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on
11/30/99 to a $10,000 investment made in the BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3
Years) Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

Expenses paid per $1,000†	$ 3.64
Ending value (after expenses)	$1,015.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

Expenses paid per $1,000†	$ 3.65
Ending value (after expenses)	$1,021.46

† Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

November 30, 2009

	Coupon	Maturity	Principal
Bonds and Notes—82.3%	Rate (%)	Date	Amount ($)		Value ($)
Bank & Finance—5.3%
Bank of America,
Gtd. Notes	2.38	6/22/12	2,200,000		2,271,621
General Electric Capital,
Gtd. Notes	3.00	12/9/11	2,200,000		2,292,484
Golman Sachs Group,
Gtd. Notes	2.15	3/15/12	2,000,000	[a]	2,049,876
Key Bank,
Gtd. Notes	3.20	6/15/12	1,720,000		1,810,532
US Bancorp,
Gtd. Notes	2.25	3/13/12	2,000,000	[a]	2,055,690
US Central Federal Credit,
Govt. Gtd. Notes	1.90	10/19/12	1,300,000		1,318,964
					11,799,167
U.S. Government Agencies—24.3%
Federal Home Loan Bank,
Bonds	1.88	6/20/12	8,920,000		9,101,888
Federal Home Loan Bank,
Bonds	3.38	6/24/11	6,000,000		6,248,664
Federal Home Loan Mortgage Corp.,
Notes	2.13	3/23/12	10,000,000	[b]	10,253,420
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	11,750,000	[b]	12,746,095
Federal National Mortgage
Association, Notes	1.75	8/10/12	8,300,000	[b]	8,434,692
Federal National Mortgage
Association, Notes	2.00	1/9/12	5,580,000	[b]	5,716,749
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	1,692,337		1,821,417
					54,322,925
U.S. Government Agencies/
Mortgage-Backed—18.3%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			168,764 [b]		169,711
4.00%, 1/1/10—4/1/10			7,121,157 [b]		7,224,938
4.50%, 2/1/10—9/1/14			1,763,688 [b]		1,821,809
5.00%, 5/1/10—1/1/11			2,840,423 [b]		2,931,323
Ser. 3574, Cl. AC, 1.85%, 8/15/14			1,888,271 [b]		1,900,955
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6, 7.03%, 8/25/28			39,758 [b,c]		39,589

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
4.00%, 2/1/10—10/1/10	1,650,225 [b]	1,661,678
4.50%, 11/1/14	867,290 [b]	901,307
5.00%, 12/1/09	15,528 [b]	15,472
5.50%, 9/1/14—4/1/16	851,080 [b]	896,292
Ser. 2002-83, REMICS, Cl. DH, 5.00%, 9/25/17	1,659,893 [b]	1,735,427
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31	1,864,790 [b,c]	1,952,335
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	427,680	432,348
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22	556,872	566,079
Ser. 2006-42, Cl. A, 3.30%, 2/16/30	1,900,882	1,938,579
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	269,619	270,948
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	1,003,099	1,033,017
Ser. 2006-39, Cl. A, 3.77%, 6/16/25	845,197	867,503
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	330,554	332,603
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	473,596	484,163
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	977,221	1,004,356
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	820,313	850,359
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	1,026,048	1,045,034
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	179,676	181,872
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	243,063	245,693
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	1,190,287	1,233,364
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	918,258	947,289
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	411,208	413,937
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,453,770	1,508,533
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	412,385	423,518
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	308,903	316,070
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	714,323	729,109
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	458,049	469,575
Ser. 2008-39, Cl. A, 4.50%, 2/16/23	1,936,682	1,994,464
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	1,530,688	1,564,282
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	814,248	860,084
		40,963,615
U.S. Treasury Notes—34.4%
1.13%, 6/30/11	14,000,000	14,152,040
1.38%, 5/15/12	23,665,000 [a]	23,962,682
4.63%, 8/31/11	36,200,000 [a]	38,806,147
		76,920,869
Total Bonds and Notes
(cost $180,938,573)		184,006,576

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.04%, 1/7/10
(cost $24,999)	25,000 [d]	24,999

Other Investment—9.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $21,212,000)	21,212,000 [e]	21,212,000

Investment of Cash Collateral
for Securities Loaned—23.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $52,412,715)	52,412,715 [e]	52,412,715
Total Investments (cost $254,588,287)	115.3%	257,656,290
Liabilities, Less Cash and Receivables	(15.3%)	(34,093,553)
Net Assets	100.0%	223,562,737

a All or a portion of these securities are on loan. At November 30, 2009, the total market value of the fund’s securities on loan is $51,039,600 and the total market value of the collateral held by the fund is $52,412,715.
b On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
U.S. Government & Agencies	77.0	Corporate Bonds	5.3
Short-Term/Money Market Investments	33.0		115.3
† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
November 30, 2009

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 11/30/2009 ($)
Financial Futures Long
U.S. Treasury 2-Year Notes	20	4,357,812	March 2010	13,125

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $51,039,600)—Note 1(b):
Unaffiliated issuers	180,963,572	184,031,575
Affiliated issuers	73,624,715	73,624,715
Cash		60,681
Receivable for investment securities sold		17,242,263
Dividends and interest receivable		1,230,720
Receivable for shares of Beneficial Interest subscribed		89,925
Receivable for futures variation margin—Note 4		4,687
Prepaid expenses		20,775
		276,305,341
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		117,360
Liability for securities on loan—Note 1(b)		52,412,715
Payable for shares of Beneficial Interest redeemed		134,497
Accrued expenses		78,032
		52,742,604
Net Assets ($)		223,562,737
Composition of Net Assets ($):
Paid-in capital		245,567,299
Accumulated undistributed investment income—net		1,490,375
Accumulated net realized gain (loss) on investments		(26,576,065)
Accumulated net unrealized appreciation (depreciation) on investments
(including $13,125 net unrealized appreciation on financial futures)		3,081,128
Net Assets ($)		223,562,737
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		20,629,650
Net Asset Value, offering and redemption price per share ($)		10.84

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income ($):
Income:
Interest	6,426,178
Cash dividends;
Affiliated issuers	30,862
Income from securities lending—Note 1(b)	87,423
Total Income	6,544,463
Expenses:
Management fee—Note 3(a)	1,109,789
Shareholder servicing costs—Note 3(b)	333,703
Professional fees	75,712
Registration fees	29,945
Custodian fees—Note 3(b)	21,340
Prospectus and shareholders’ reports	18,821
Loan commitment fees—Note 2	3,125
Trustees’ fees and expenses—Note 3(c)	2,138
Miscellaneous	32,622
Total Expenses	1,627,195
Less—reduction in fees due to earnings credits—Note 1(b)	(11,319)
Net Expenses	1,615,876
Investment Income—Net	4,928,587
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,236,616
Net realized gain (loss) on financial futures	465,783
Net realized gain (loss) on options transactions	(21,772)
Net Realized Gain (Loss)	2,680,627
Net unrealized appreciation (depreciation) on investments [including
($77,110) net unrealized (depreciation) on financial futures]	878,075
Net Realized and Unrealized Gain (Loss) on Investments	3,558,702
Net Increase in Net Assets Resulting from Operations	8,487,289

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2009	2008
Operations ($):
Investment income—net	4,928,587	5,897,433
Net realized gain (loss) on investments	2,680,627	2,481,315
Net unrealized appreciation
(depreciation) on investments	878,075	1,581,746
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,487,289	9,960,494
Dividends to Shareholders from ($):
Investment income—net	(6,029,089)	(6,120,155)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	93,038,613	75,868,821
Dividends reinvested	5,505,499	5,459,623
Cost of shares redeemed	(89,394,726)	(55,596,073)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,149,386	25,732,371
Total Increase (Decrease) in Net Assets	11,607,586	29,572,710
Net Assets ($):
Beginning of Period	211,955,151	182,382,441
End of Period	223,562,737	211,955,151
Undistributed investment income—net	1,490,375	1,566,081
Capital Share Transactions (Shares):
Shares sold	8,632,330	7,128,074
Shares issued for dividends reinvested	510,058	513,923
Shares redeemed	(8,289,306)	(5,240,465)
Net Increase (Decrease) in Shares Outstanding	853,082	2,401,532

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.72	10.50	10.40	10.40	10.55
Investment Operations:
Investment income—net[a]	.24	.34	.44	.38	.26
Net realized and unrealized
gain (loss) on investments	.17	.24	.09	.01	(.07)
Total from Investment Operations	.41	.58	.53	.39	.19
Distributions:
Dividends from investment income—net	(.29)	(.36)	(.43)	(.39)	(.34)
Net asset value, end of period	10.84	10.72	10.50	10.40	10.40
Total Return (%)	4.01	5.49	5.22	3.79	1.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.78	.77	.76	.75
Ratio of net expenses
to average net assets	.73[b]	.77	.76	.76[b]	.73
Ratio of net investment income
to average net assets	2.22	3.25	4.19	3.65	2.52
Portfolio Turnover Rate	138.34	108.58	182.51	247.78[c] 238.54[c]
Net Assets, end of period ($ x 1,000)	223,563	211,955	182,382	219,788	270,585

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended November 30, 2006 and
2005 were 242.91% and 231.83%, respectively.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury	—	76,945,868	—	76,945,868
Corporate Bonds	—	11,799,167	—	11,799,167
U.S. Government
Agencies/
Mortgage-Backed	—	95,286,540	—	95,286,540
Mutual Funds	73,624,715	—	—	73,624,715
Other Financial
Instruments†	13,125	—	—	13,125
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2009, The Bank of New York Mellon earned $47,074 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,490,375, accumulated capital losses $25,655,902 and unrealized appreciation $2,160,965.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2009. If not applied, $8,977,883 of the carryover expires in fiscal 2010, $10,918,861 expires in fiscal 2012, $2,852,882 expires in fiscal 2013 and $2,906,276 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2009 and November 30, 2008 were as follows: ordinary income $6,029,089 and $6,120,155, respectively.

During the period ended November 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and paydown gains and losses on mortgage-backed securities, the fund increased accumulated undistributed investment income-net by $1,024,796 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A. was increased to $215 million and effective December 10, 2009, was further increased to $225 million.The fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2009, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2009, the fund was charged $115,173 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $90,706 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $9,864 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $21,340 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,888, custodian fees $5,018, chief compliance officer fees $4,454 and transfer agency per account fees $16,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended November 30, 2009, amounted to $280,275,283 and $299,819,068, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at November 30, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions. At November 30, 2009, there were no open options contracts.

At November 30, 2009, the cost of investments for federal income tax purposes was $255,495,325; accordingly, accumulated net unrealized appreciation on investments was $2,160,965, consisting of $2,521,224 gross unrealized appreciation and $360,259 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 27, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the increase in the Citibank, N.A. Facility to $225 million as noted in Note 2.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and financial futures, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended November 30, 2009 as qualifying interest related dividends.

The Fund 27

PROXY RESULTS (Unaudited)

Dreyfus Short-Intermediate Government Fund held a special meeting of shareholders on October 9, 2009. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect Board Members:
Clifford L. Alexander, Jr.†	12,497,527		565,102
Joseph S. DiMartino†	12,512,389		550,239
Nathan Leventhal†	12,496,448		566,181
Benaree Pratt Wiley†	12,494,918		567,711

† Each of the above noted Board members were duly elected by shareholders at the fund’s October 9, 2009 shareholders meeting. Clifford L. Alexcander, Jr. and Joseph S. DiMartino were existing Board members previously having been elected by the fund’s Board. In addition, David W. Burke,Whitney I. Gerard and George L. Perry continue as Board members of the fund.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load and front-end load short U.S. government funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional short U.S. government funds (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31,2009.The Board members noted that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods shown. The Board members noted that the fund’s yield variously was above, at and below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was at the Expense Group median, the actual management fee was approximately equal to the Expense Group median and higher than its Expense Universe median and that the fund’s expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category, of which there was one (the “Similar Fund”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar

Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 37

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,964 in 2008 and $30,564 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,607 in 2008 and $3,576 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $68 in 2008 and $65 in 2009. These services consisted of a review of the Registrant s anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $9,452,992 in 2008 and $26,086,988 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By:	/s/ Bradley J. Skapyak

Bradley J. Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Bradley J. Skapyak

Bradley J. Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels

James Windels,
Treasurer

Date:	January 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)